   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2002

                                                     REGISTRATION NOS.:  2-84376
                                                                        811-3878
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                        PRE-EFFECTIVE AMENDMENT NO.                          / /
                        POST-EFFECTIVE AMENDMENT NO. 19                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 20                             /X/

                              -------------------

               MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
  FORMERLY NAMED MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                         JERSEY CITY, NEW JERSEY 07311
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 11019

                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

          immediately upon filing pursuant to paragraph (b)
-------
   X      on February 28, 2002 pursuant to paragraph (b)
-------
          60 days after filing pursuant to paragraph (a)
-------
          on (date) pursuant to paragraph (a) of rule 485.
-------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

            -------------------------------------------------------
            -------------------------------------------------------

                                                           [MORGAN STANLEY LOGO]

Morgan Stanley Select Municipal Reinvestment Fund

A MUTUAL FUND THAT SEEKS TO PROVIDE A HIGH LEVEL
OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME
TAX CONSISTENT WITH THE PRESERVATION OF CAPITAL


                                                  Prospectus - February 28, 2002


SHARES OF THE FUND ARE OFFERED EXCLUSIVELY TO THE HOLDERS OF CERTAIN UNITS OF MORGAN STANLEY SELECT MUNICIPAL TRUST AND CERTAIN OTHER UNIT INVESTMENT TRUSTS, AS AN INVESTMENT OPTION FOR REINVESTING DISTRIBUTIONS RECEIVED ON THESE UNITS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

                          WHO IS ELIGIBLE TO INVEST IN THE FUND
                          AND HOW ARE INVESTMENTS MADE?...............................                   1

The Fund                  INVESTMENT OBJECTIVE........................................                   2
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   2
                          PRINCIPAL RISKS.............................................                   3
                          PAST PERFORMANCE............................................                   5
                          FEES AND EXPENSES...........................................                   6
                          FUND MANAGEMENT.............................................                   7

Shareholder Information   PRICING FUND SHARES.........................................                   8
                          HOW TO SELL SHARES..........................................                   8
                          DISTRIBUTIONS...............................................                   9
                          TAX CONSEQUENCES............................................                   9

Financial Highlights      ............................................................                  11

Morgan Stanley Funds      ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

Who is Eligible to Invest in the Fund and How are Investments Made?


Morgan Stanley Select Municipal Reinvestment Fund is offered exclusively to the holders of certain unit investment trusts ("UITs") as an investment option for reinvesting distributions received on units of these trusts. Currently, only the holders of certain units of the following UITs ("Eligible Units") are eligible to reinvest UIT distributions in shares of the Fund: (i) Morgan Stanley Select Municipal Trust ("Select Municipal Trust"); and (ii) certain UITs held (in street name) by Morgan Stanley DW Inc. Shares of the Fund may in the future also be offered to holders of other UITs.


If you are a holder of Eligible Units and wish to participate in this reinvestment option, you should notify your broker. If you hold Eligible Units of Select Municipal Trust in certificate form, you also may participate in the reinvestment option by completing and mailing the attached pre-addressed "Authorization for Reinvestment."

You may elect to reinvest all of your UIT distributions in the Fund, or you may elect to reinvest only the interest portion or the principal portion of the distributions. Thus, if you choose to reinvest the interest portion only and the UIT distributes proceeds from the sale or maturity of portfolio securities, these distributions will not be reinvested in shares of the Fund. By contrast, if you elect to reinvest the principal portion only and the UIT distributes interest income, these income distributions will not be reinvested in shares of the Fund. At any time, you may change the type of distributions that are reinvested in the Fund (e.g., from reinvesting interest distributions only to reinvesting all distributions) by notifying your broker or, if you hold Eligible Units of Select Municipal Trust, by notifying the UIT's Trustee in writing.

Reinvestment of your UIT distributions in the Fund will be made at net asset value and will not be subject to any sales charge. Your UIT distributions will be invested in shares of the Fund no later than the next business day after the distribution is made. You will receive confirmations at least quarterly of your investment activity in the Fund.

You may at any time terminate your participation in the reinvestment option and elect to receive future UIT distributions in cash by notifying your broker or if you hold units of Select Municipal Trust in certificate form, by notifying the UIT's Trustee in writing. Any instructions to your broker or, if applicable, the UIT's Trustee will be processed within 10 days of receipt.

In addition to your right to terminate the reinvestment option, you may sell all or a portion of your Fund shares at any time.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in value.
[End Sidebar]
The Fund

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Morgan Stanley Select Municipal Reinvestment Fund seeks to provide a high level of current income exempt from federal income tax consistent with the preservation of capital.


[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund will invest exclusively in securities that pay interest which, in the opinion of counsel for the securities' issuers, is exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. At least 75% of these municipal obligations will have the following ratings:

- municipal bonds --          within the three highest ratings issued by Moody's
                              Investors Service Inc., Standard & Poor's
                              Corporation or Fitch IBCA, Inc.;

- municipal notes --           within the two highest ratings issued by Moody's,
                               S&P or Fitch, or if unrated, if the issuer has an outstanding bond rated within the three highest ratings issued by Moody's, S&P or Fitch; and

- municipal
 commercial paper --         within the highest short-term rating issued by
                             Moody's, S&P or Fitch, or if unrated, judged to be of comparable quality by the Investment Manager.

The Fund may invest up to 25% of its net assets in other municipal bonds and notes, including unrated obligations. However, the Fund may only invest up to 5% of its net assets in municipal bonds or notes rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit including its taxing power for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific revenue source of income. They are issued to fund a wide variety of projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity.

The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in tax-exempt, short-term instruments or hold cash in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide a high level of tax-exempt income.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategy.


Credit and Interest Rate Risks. Municipal obligations, like other debt securities, are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. However, unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in various municipalities. The Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning these municipalities' abilities to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities goes down. When the general level of interest rates goes down, the prices of most fixed-income securities goes up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


                                                        PRICE PER $1,000 OF A MUNICIPAL BOND IF
                                                                    INTEREST RATES:
                                                       ------------------------------------------
HOW INTEREST RATES AFFECT BOND PRICES                      INCREASE*             DECREASE**
---------------------------------------------          ------------------  ----------------------
YEARS TO MATURITY               BOND MATURITY  COUPON     1%        2%         1%          2%
-------------------------------------------------------------------------------------------------
 1                                  2002       1.78%     $990      $981      $1,010         N/A
-------------------------------------------------------------------------------------------------
 5                                  2006       3.58%     $956      $914      $1,046      $1,096
-------------------------------------------------------------------------------------------------
 10                                 2011       4.44%     $924      $854      $1,084      $1,177
-------------------------------------------------------------------------------------------------
 20                                 2021       5.13%     $885      $789      $1,135      $1,296
-------------------------------------------------------------------------------------------------
 30                                 2031       5.24%     $865      $756      $1,169      $1,382
-------------------------------------------------------------------------------------------------



 SOURCE: Municipal Market Data (A DIVISION OF THOMSON FINANCIAL MUNICIPAL GROUP): "AAA" YIELD CURVE AS OF 12/31/01.
 *    ASSUMES NO EFFECT FROM MARKET DISCOUNT CALCULATION.
 **   ASSUMES BONDS ARE NON-CALLABLE.

The table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley mutual fund.


The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) PLUS the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) MINUS such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, I.E., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

If the Fund invests in "junk bonds," these investments would pose credit and interest rate risks to a greater extent than higher rated securities. For example, the prices of these obligations are likely to be more sensitive to adverse economic changes or individual municipality developments than higher rated securities.

Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past 10 calendar years.
[End Sidebar]

obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992 8.88%
'93  11.99%
'94  -5.98%
'95  16.00%
'96  3.55%
'97  7.94%
'98  5.46%
'99  -4.07%
2000 11.92%
'01  3.52%


During the periods shown in the bar chart, the highest return for a calendar quarter was 6.37% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -5.75% (quarter ended March 31, 1994).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time.


ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2001.

[End Sidebar]


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
-----------------------------------------------------------------------------
                                     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------
 Returns Before Taxes                   3.52%        4.82%          5.71%
-----------------------------------------------------------------------------
 Returns After Taxes on
 Distributions(2)                       3.30%        4.65%          5.56%
-----------------------------------------------------------------------------
 Returns After Taxes on
 Distributions and Sale of Fund
 Shares                                 4.02%        4.77%          5.59%
-----------------------------------------------------------------------------
 Lehman Brothers Municipal Bond
 Index(1)                               5.13%        5.98%          6.63%
-----------------------------------------------------------------------------



 1 The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, and with maturities of 2 years or greater. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 2 These returns assume you did not sell your shares at the end of each period.




The above table shows after tax returns for the Fund. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%) and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.


[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges and does not charge account fees.



---------------------------------------------------------
 SHAREHOLDER FEES
---------------------------------------------------------
 Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                None
---------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage based on the lesser of the offering
 price or net asset value at redemption)            None
---------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------
 Management fee                                     0.50%
---------------------------------------------------------
 Other expenses                                     0.41%
---------------------------------------------------------
 Total annual Fund operating expenses               0.91%
---------------------------------------------------------

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


            EXPENSES OVER TIME
------------------------------------------
1 YEAR      3 YEARS    5 YEARS   10 YEARS
------------------------------------------
   $93       $290       $504      $1,120
------------------------------------------



[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Investment Services Company Inc., its wholly-owned subsidiary, had approximately $140 billion in assets under management as of January 31, 2002.

[End Sidebar]

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.



The Fund is managed by the Municipal Fixed-Income team. Current members of the team managing the Fund's portfolio include James F. Willison, a Managing Director of the Investment Manager, Joseph R. Arcieri, an Executive Director of the Investment Manager, and Robert W. Wimmel, a Vice President of the Investment Manager.



The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2001, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets.

Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Fund shares at any time. Your shares will be sold at the next share price calculated after we receive your order in proper form.


OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 CONTACT YOUR       To sell your shares, simply call your Morgan Stanley
 FINANCIAL          Financial Advisor or other authorized financial
 ADVISOR            representative.
                    ------------------------------------------------------------
[ICON]
                    Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
--------------------------------------------------------------------------------
 BY LETTER          You can also sell your shares by writing a "letter of
                    instruction" that includes:
                    - your account number;
[ICON]
                    - the name of the Fund,
                    - the dollar amount or the number of shares you wish to
                      sell; and
                    - the signature of each owner as it appears on the account.
                    ------------------------------------------------------------
                    If you are requesting payment to anyone other than the
                    registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee from an eligible guarantor acceptable to Morgan
                    Stanley Trust. (You should contact Morgan Stanley Trust at
                    (800) 869-NEWS for a determination as to whether a
                    particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional
                    documentation may be required for shares held by a
                    corporation, partnership, trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instruction to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in Fund shares at their net asset value.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder whose shares, due to sales by the shareholder, have a value below $100, if the shareholder no longer owns Eligible Units or has terminated participation in the reinvestment option.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to reelect to reinvest UIT distributions in the Fund or to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Normally, income dividends are declared on each day the New York Stock Exchange is open for business and distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. Your reinvestment of UIT distributions on shares of the Fund is considered a purchase of Fund shares for tax purposes. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

- The Fund makes distributions; and

- You sell Fund shares.

Taxes on Distributions. Your Fund income dividend distributions are normally exempt from federal income tax.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

In addition, your UIT distributions are also considered distributions for federal income tax purposes, regardless of their reinvestment in shares of the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and sale proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).



This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                               2001          2000          1999          1998        1997
---------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $12.01        $11.25        $12.27        $12.47      $12.14
---------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------
    Net investment income                                        0.54          0.54          0.53          0.56        0.58
---------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss)                     (0.12)         0.77         (1.02)         0.10        0.35
---------------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment operations                  0.42          1.31         (0.49)         0.66        0.93
---------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
---------------------------------------------------------------------------------------------------------------------------
    Net investment income                                       (0.54)        (0.54)        (0.53)        (0.56)      (0.58)
---------------------------------------------------------------------------------------------------------------------------
    Net realized gain                                           (0.09)        (0.01)           --         (0.30)      (0.02)
---------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                              (0.63)        (0.55)        (0.53)        (0.86)      (0.60)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $11.80        $12.01        $11.25        $12.27      $12.47
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                                   3.52%        11.92%        (4.07)%        5.46%       7.94%
---------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
 Expenses (before expense offset)                                0.92%(1)      0.93%(1)      0.95%         0.91%(1)    0.95%(1)
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                                           4.48%(2)      4.72%         4.49%         4.51%       4.78%
---------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                      $74,773       $77,720       $78,043       $94,478     $94,255
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                           25%           12%            5%           31%          8%
---------------------------------------------------------------------------------------------------------------------------

 + Calculated based on the net asset value as of the last business day of the period.
 (1) Does not reflect the effect of expense offset of 0.01%.
 (2) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase the ratio of net investment income to average net assets by 0.03%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Notes

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 12

                                                  No Postage
                                                  Necessary
                                                  If Mailed
                                                  In The
                                                  United States

                              BUSINESS REPLY MAIL
                  FIRST CLASS PERMIT NO. 40864  NEW YORK, N.Y.

       POSTAGE WILL BE PAID BY ADDRESSEE


       THE JPMORGAN CHASE BANK
        MORGAN STANLEY SELECT MUNICIPAL
        TRUST REINVESTMENT PROGRAM
        BOWLING GREEN STATION
        P.O. BOX 5179
        NEW YORK, NY 10274-5179

                         AUTHORIZATION FOR REINVESTMENT


    I (we) hereby authorize JPMorgan Chase Bank to direct my (our) monthly payments representing interest and principal, if any, on my (our) Units of the Morgan Stanley Select Municipal Trust to Morgan Stanley Trust, the Agent for the Morgan Stanley Select Municipal Reinvestment Fund. I (we) understand that this authorization applies to all my (our) Units of the Series of the Trust indicated below, and that such authorization will remain in effect until such time as I
(we) notify JPMorgan Chase Bank in writing to the contrary.



    I (we) acknowledge receipt of the Prospectus for the Morgan Stanley Select Municipal Reinvestment Fund. All dividends and capital gains of the Fund will be reinvested unless the Fund's agent is notified in writing to the contrary.


    Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.


 Please print exact registration of Units:             Morgan Stanley Select Municipal Trust Series for
                                                       which this authorization is given:
 Name
 --------------------------------------------------
                                                       ------------------------------------------------

                                                                (Series number and portfolio)
 --------------------------------------------------
 Address                                               Dealer's Name
 --------------------------------------------------    ------------------------------------------------
 City, State & Zip                                     Dealer's City & State
 --------------------------------------------------    ------------------------------------------------
 Soc. Sec./Tax I.D. Number                             Account Number at Dealer
 --------------------------------------------------    ------------------------------------------------


Signature(s) of Unit Holder(s)______________________       Date ________________

           (All joint owners must sign)

   Please contact your Financial Advisor if your Units are held by a dealer.

                                                           [MORGAN STANLEY LOGO]
Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make other shareholder inquiries, please call:
                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:


                          www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOL:

         STERX
         ------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3878)

Morgan Stanley
Select Municipal Reinvestment Fund
A MUTUAL FUND THAT SEEKS TO
PROVIDE A HIGH LEVEL OF CURRENT
INCOME EXEMPT FROM FEDERAL
INCOME TAX CONSISTENT WITH
THE PRESERVATION OF CAPITAL
                                                  Prospectus - February 28, 2002

STATEMENT OF ADDITIONAL INFORMATION


FEBRUARY 28, 2002


                                                           MORGAN STANLEY
                                                           SELECT MUNICIPAL
                                                           REINVESTMENT FUND


----------------------------------------------------------------------


    This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated February 28, 2002) for the Morgan Stanley Select Municipal Reinvestment Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



    Shares of the Fund are offered exclusively to the holders of certain units of Morgan Stanley Select Municipal Trust and certain other unit investment trusts, as an investment option for reinvesting distributions received on these units.



Morgan Stanley
Select Municipal Reinvestment Fund
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

                               TABLE OF CONTENTS


I. Fund History.............................................    4
II. Description of the Fund and Its Investments and Risks...    4
  A. Classification.........................................    4
  B. Investment Strategies and Risks........................    4
  C. Fund Policies/Investment Restrictions..................    6
III. Management of the Fund.................................    7
  A. Board of Trustees......................................    7
  B. Management Information.................................    8
  C. Compensation...........................................   13
IV. Control Persons and Principal Holders of Securities.....   15
V. Investment Management and Other Services.................   15
  A. Investment Manager.....................................   15
  B. Services Provided by the Investment Manager............   16
  C. Other Service Providers................................   17
  D. Codes of Ethics........................................   17
VI. Brokerage Allocation and Other Practices................   18
  A. Brokerage Transactions.................................   18
  B. Commissions............................................   18
  C. Brokerage Selection....................................   18
  D. Directed Brokerage.....................................   19
  E. Regular Broker-Dealers.................................   19
VII. Capital Stock and Other Securities.....................   19
VIII. Purchase, Redemption and Pricing of Shares............   20
  A. Purchase/Redemption of Shares..........................   20
  B. Offering Price.........................................   20
IX. Taxation of the Fund and Shareholders...................   20
X. Calculation of Performance Data..........................   22
XI. Financial Statements....................................   24
XII. Appendix--Ratings of Investments.......................   37

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York is the Custodian of the Fund's assets.


"FINANCIAL ADVISORS"--Morgan Stanley authorized financial services representatives.



"FUND"--Morgan Stanley Select Municipal Reinvestment Fund, a registered open-end investment company.


"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.



"MORGAN STANLEY"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.



"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.



"TRANSFER AGENT"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------


    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on June 1, 1983, with the name Sears Tax-Exempt Reinvestment Fund. Effective February 19, 1993, the Fund's name was changed to Dean Witter Select Municipal Reinvestment Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Select Municipal Reinvestment Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Select Municipal Reinvestment Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is to provide a high a level of current income exempt from federal income tax, consistent with the preservation of capital.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

    VARIABLE RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The Fund may also invest in third-party put agreements.

    PUT OPTIONS. The Fund may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. The primary purpose of this practice is to permit the Fund to be fully invested in securities, the interest on which is exempt from federal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund's policy is, generally, to exercise the puts on their expiration date, when the exercise price is higher than the current market price for the related securities. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to their expiration date in the event the Investment Manager revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Investment Manager considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

    The Fund values securities which are subject to puts at their amortized cost and values the put, apart from the security, at zero. Thus, the cost of the put will be carried on the Fund's books as an unrealized loss from the date of acquisition and will be reflected in realized gain or loss when the put is exercised or expires. Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Trustees. Each dealer will be approved on its own merits and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review, among other things, the ratings, if available, of equity and debt securities of such municipal securities dealers, their reputations in the municipal securities markets, the net worth of such dealers and their efficiency in consummating transactions. Bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. The Trustees have directed the Investment Manager not to enter into put transactions with, and to exercise outstanding puts of, any municipal securities dealer which, in the judgment of the Investment Manager, ceases at any time to present a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could be subsequently recovered from such dealer.

    In Revenue Ruling 82-144, the Internal Revenue Service stated that, under certain circumstances, a purchaser of tax-exempt obligations which are subject to puts will be considered the owner of the obligations for federal income tax purposes.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.

    CASH MANAGEMENT. For cash management purposes, the Fund may, without limit, invest in tax-exempt, short-term obligations or hold cash.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective and policies/restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; and (b) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

        1. Pursue an investment objective of providing a high level of current income which is exempt from federal income tax, consistent with the preservation of capital.

        2. Invest exclusively in obligations on which the interest income is, in the opinion of counsel to the issuing authorities, exempt from federal income tax.

    The Fund may not:

        1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

        2. Purchase more than 10% of all outstanding debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest, by the United States Government, its agencies or instrumentalities).

        3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. Industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged).

        4. Invest in common stock.

        5. Write, purchase or sell puts, calls, or combinations thereof, except that the Fund may acquire rights to resell municipal obligations at an agreed-upon price and at or within an agreed-upon time.

        6. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

        7. Purchase or sell real estate or interests therein, although the Fund may purchase securities secured by real estate or interests therein.

        8. Purchase or sell commodities or commodity futures contracts.

        9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

       10. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings.

       11. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) purchasing any securities on a when-issued or delayed delivery basis; or (b) borrowing money.

       12. Make loans of money or securities, except by the purchase of debt obligations.

       13. Make short sales of securities.

       14. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

       15. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

       16. Invest for the purpose of exercising control or management of any other issuer.

       17. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

       18. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


    TRUSTEES AND OFFICERS.  The Board of the Fund consists of nine
(9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.



    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                           POSITION(S)     LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN     OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT      SERVED*              PAST 5 YEARS            BY TRUSTEE           BY TRUSTEE
 ------------------------  ------------  -------------  ------------------------------  ------------  --------------------------
 Michael Bozic (60)        Trustee       Trustee        Retired; Director or Trustee        129       Director of Weirton Steel
 c/o Mayer, Brown,                       since          of the Morgan Stanley Funds                   Corporation.
 Rowe & Maw                              April 1994     and the TCW/DW Term Trusts;
 Counsel to the                                         formerly Vice Chairman of
 Independent                                            Kmart Corporation (December
 Trustees                                               1998-October 2000), Chairman
 1675 Broadway                                          and Chief Executive Officer of
 New York, NY                                           Levitz Furniture Corporation
                                                        (November 1995-November 1998)
                                                        and President and Chief
                                                        Executive Officer of Hills
                                                        Department Stores (May
                                                        1991-July 1995); formerly
                                                        variously Chairman, Chief
                                                        Executive Officer, President
                                                        and Chief Operating Officer
                                                        (1987-1991) of the Sears
                                                        Merchandise Group of Sears,
                                                        Roebuck & Co.

 Edwin J. Garn (69)        Trustee       Trustee        Director or Trustee of the          129       Director of Franklin Covey
 c/o Summit Ventures LLC                 since          Morgan Stanley Funds and the                  (time management sys-
 1 Utah Center                           January 1993   TCW/DW Term Trusts; formerly                  tems), BMW Bank of North
 201 S. Main Street                                     United States Senator (R-                     America, Inc. (industrial
 Salt Lake City, UT                                     Utah)(1974-1992) and Chairman,                loan corporation), United
                                                        Senate Banking Committee                      Space Alliance (joint ven-
                                                        (1980-1986); formerly Mayor of                ture between Lockheed
                                                        Salt Lake City, Utah                          Martin and the Boeing
                                                        (1971-1974); formerly                         Company) and Nuskin Asia
                                                        Astronaut, Space Shuttle                      Pacific (multilevel
                                                        Discovery (April 12-19, 1985);                marketing); member of the
                                                        Vice Chairman, Huntsman                       board of various civic and
                                                        Corporation (chemical                         charitable organizations.
                                                        company); member of the Utah
                                                        Regional Advisory Board of
                                                        Pacific Corp.



------------------------
* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                           POSITION(S)     LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN     OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT      SERVED*              PAST 5 YEARS            BY TRUSTEE           BY TRUSTEE
 ------------------------  ------------  -------------  ------------------------------  ------------  --------------------------
 Wayne E. Hedien (67)      Trustee       Trustee        Retired; Director or Trustee        129       Director of The PMI Group
 c/o Mayer, Brown,                       since          of the Morgan Stanley Funds                   Inc. (private mortgage in-
 Rowe & Maw                              September      and the TCW/DW Term Trusts;                   surance); Trustee and Vice
 Counsel to the                          1997           formerly associated with the                  Chairman of The Field Mu-
 Independent                                            Allstate Companies                            seum of Natural History;
 Trustees                                               (1966-1994), most recently as                 director of various other
 1675 Broadway                                          Chairman of The Allstate                      business and charitable
 New York, NY                                           Corporation (March                            organizations.
                                                        1993-December 1994) and
                                                        Chairman and Chief Executive
                                                        Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance
                                                        Company (July 1989-December
                                                        1994).

 Dr. Manuel H. Johnson     Trustee       Trustee        Chairman of the Audit               129       Director of NVR, Inc.
 (52)                                    since          Committee and Director or                     (home construction);
 c/o Johnson Smick                       July 1991      Trustee of the Morgan Stanley                 Chairman and Trustee of
 International, Inc.                                    Funds and the TCW/DW Term                     the Financial Accounting
 1133 Connecticut Avenue,                               Trusts; Senior Partner,                       Foundation (oversight
 N.W.                                                   Johnson Smick Interna-                        organization of the
 Washington, D.C.                                       tional, Inc., a consulting                    Financial Accounting
                                                        firm; Co-Chairman and a                       Standards Board).
                                                        founder of the Group of Seven
                                                        Council (G7C), an
                                                        international economic
                                                        commission; formerly Vice
                                                        Chairman of the Board of
                                                        Governors of the Federal
                                                        Reserve System and Assistant
                                                        Secretary of the U.S.
                                                        Treasury.

 Michael E. Nugent (65)    Trustee       Trustee        Chairman of the Insurance           207       Director of various busi-
 c/o Triumph Capital,                    since          Committee and Director or                     ness organizations.
 L.P.                                    July 1991      Trustee of the Morgan Stanley
 237 Park Avenue                                        Funds and the TCW/DW Term
 New York, NY                                           Trusts; director/trustee of
                                                        various investment companies
                                                        managed by Morgan Stanley
                                                        Investment Management Inc. and
                                                        Morgan Stanley Investments LP
                                                        (since July 2001); General
                                                        Partner, Triumph Capital,
                                                        L.P., a private investment
                                                        partnership; formerly Vice
                                                        President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation (1984-1988).

 John L. Schroeder (71)    Trustee       Trustee        Retired; Chairman of the            129       Director of Citizens Com-
 c/o Mayer, Brown,                       since          Derivatives Committee and                     munications Company
 Rowe & Maw                              April 1994     Director or Trustee of the                    (telecommunications com-
 Counsel to the                                         Morgan Stanley Funds and the                  pany).
 Independent                                            TCW/DW Term Trusts; formerly
 Trustees                                               Executive Vice President and
 1675 Broadway                                          Chief Investment Officer of
 New York, NY                                           the Home Insurance Company
                                                        (August 1991-September 1995).


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley family of funds.

    The management Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                           POSITION(S)     LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN     OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE      REGISTRANT      SERVED*              PAST 5 YEARS            BY TRUSTEE           BY TRUSTEE
 ------------------------  ------------  -------------  ------------------------------  ------------  --------------------------
 Charles A. Fiumefreddo    Chairman,     Trustee        Chairman, Director or Trustee       129       None
 (68)                      Director or   since          and Chief Executive Officer of
 c/o Morgan Stanley Trust  Trustee       July 1991      the Morgan Stanley Funds and
 Harborside Financial      and Chief                    the TCW/DW Term Trusts;
 Center,                   Executive                    formerly Chairman, Chief
 Plaza Two,                Officer                      Executive Officer and Director
 Jersey City, NJ                                        of the Investment Manager,
                                                        Morgan Stanley Distributors
                                                        Inc. and Morgan Stanley
                                                        Services, Executive Vice
                                                        President and Director of
                                                        Morgan Stanley DW, Chairman
                                                        and Director of the Transfer
                                                        Agent and Director and/or
                                                        officer of various Morgan
                                                        Stanley subsidiaries (until
                                                        June 1998).

 James F. Higgins (53)     Trustee       Trustee since  Director or Trustee of the          129       None
 c/o Morgan Stanley Trust                June 2000      Morgan Stanley Funds and the
 Harborside Financial                                   TCW/DW Term Trusts (since June
 Center,                                                2000); Senior Advisor of
 Plaza Two,                                             Morgan Stanley (since August
 Jersey City, NJ                                        2000); Director of Morgan
                                                        Stanley Distributors Inc. and
                                                        Dean Witter Realty Inc.;
                                                        previously President and Chief
                                                        Operating Officer of the
                                                        Private Client Group of Morgan
                                                        Stanley (May 1999-August
                                                        2000), President and Chief
                                                        Operating Officer of
                                                        Individual Securities of
                                                        Morgan Stanley (February
                                                        1997-May 1999).

 Philip J. Purcell (58)    Trustee       Trustee since  Director or Trustee of the          129       Director of American
 1585 Broadway                           April 1994     Morgan Stanley Funds and the                  Airlines, Inc. and its
 New York, NY                                           TCW/DW Term Trusts; Chairman                  parent company, AMR
                                                        of the Board of Directors and                 Corporation.
                                                        Chief Executive Officer of
                                                        Morgan Stanley and Morgan
                                                        Stanley DW; Director of Morgan
                                                        Stanley Distributors Inc.;
                                                        Chairman of the Board of
                                                        Directors and Chief Executive
                                                        Officer of Novus Credit
                                                        Services Inc.; Director and/or
                                                        officer of various Morgan
                                                        Stanley subsidiaries.


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                 POSITION(S)
  NAME, AGE AND ADDRESS OF        HELD WITH          LENGTH OF TIME
     EXECUTIVE OFFICER            REGISTRANT             SERVED*                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------   ----------------   ---------------------   -------------------------------------------------------
Mitchell M. Merin (48)         President          President since May     President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                       1999                    Investment Management (since December 1998); President,
New York, NY                                                              Director (since April 1997) and Chief Executive Officer
                                                                          (since June 1998) of the Investment Manager and Morgan
                                                                          Stanley Services; Chairman, Chief Executive Officer and
                                                                          Director of Morgan Stanley Distributors Inc. (since
                                                                          June 1998); Chairman and Chief Executive Officer (since
                                                                          June 1998) and Director (since January 1998) of the
                                                                          Transfer Agent; Director of various Morgan Stanley
                                                                          subsidiaries; President of the Morgan Stanley Funds and
                                                                          TCW/DW Term Trusts (since May 1999); Trustee of various
                                                                          Van Kampen investment companies (since December 1999);
                                                                          previously Chief Strategic Officer of the Investment
                                                                          Manager and Morgan Stanley Services and Executive Vice
                                                                          President of Morgan Stanley Distributors Inc. (April
                                                                          1997-June 1998), Vice President of the Morgan Stanley
                                                                          Funds (May 1997-April 1999), and Executive Vice
                                                                          President of Morgan Stanley.

Barry Fink (46)                Vice President,    Vice President,         General Counsel (since May 2000) and Managing Director
c/o Morgan Stanley Trust       Secretary and      Secretary and General   (since December 2000) of Morgan Stanley Investment
Harborside Financial Center,   General Counsel    Counsel since           Management; Managing Director (since December 2000),
Plaza Two,                                        February 1997           and Secretary and General Counsel (since February 1997)
Jersey City, NJ                                                           and Director (since July 1998) of the Investment
                                                                          Manager and Morgan Stanley Services; Assistant
                                                                          Secretary of Morgan Stanley DW; Vice President,
                                                                          Secretary and General Counsel of the Morgan Stanley
                                                                          Funds and TCW/DW Term Trusts (since February 1997);
                                                                          Vice President and Secretary of Morgan Stanley
                                                                          Distributors Inc.; previously, Senior Vice President,
                                                                          Assistant Secretary and Assistant General Counsel of
                                                                          the Investment Manager and Morgan Stanley Services.

Thomas F. Caloia (55)          Treasurer          Over 5 years            First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                  Investment Manager, Morgan Stanley Distributors Inc.
Harborside Financial Center,                                              and Morgan Stanley Services; Treasurer of the Morgan
Plaza Two,                                                                Stanley Funds.
Jersey City, NJ

James F. Willison (58)         Vice President     Since Inception of      Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                       the Fund                Investment Manager and/or its investment management
New York, New York                                                        affiliates for over 5 years.

Joseph R. Arcieri (53)         Vice President     Since February 1997     Executive Director and Portfolio Manager of the
1221 Avenue of the Americas                                               Investment Manager and/or its investment management
New York, New York                                                        affiliates for over 5 years.

Robert W. Wimmel (37)          Vice President     Since February 2002     Vice President and Portfolio Manager of the Investment
1 Parkview Plaza                                                          Manager and/or its investment management affiliates for
Oakbrook Terrace, Illinois                                                over 5 years.


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley family of funds.

    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.



                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2001)                            (AS OF DECEMBER 31, 2001)
-------------------------  --------------------------------------------------   -------------------------------------------------
Michael Bozic                                     None                                            over $100,000

Edwin J. Garn                                     None                                            over $100,000

Wayne E. Hedien                                   None                                            over $100,000

Dr. Manuel H. Johnson                             None                                            over $100,000

Michael E. Nugent                                 None                                            over $100,000

John L. Schroeder                                 None                                            over $100,000

Charles A. Fiumefreddo                            None                                            over $100,000

James F. Higgins                                  None                                            over $100,000

Philip J. Purcell                                 None                                            over $100,000



    As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



    RONALD E. ROBISON, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Executive Director of the Investment Manager, Morgan Stanley Services, Morgan Stanley Distributors Inc. and the Transfer Agent and Director of the Transfer Agent, JOSEPH J. MCALINDEN, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, JONATHAN R. PAGE, Managing Director of the Investment Manager, KATHERINE H. STROMBERG, Executive Director of the Investment Manager, and GERARD J. LIAN, Vice President of the Investment Manager, are Vice Presidents of the Fund.



    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and TODD LEBO, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services Company, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and NATASHA KASSIAN and GEORGE SILFEN, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.



    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.



    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.


    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.



    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 2001.


                               FUND COMPENSATION


                                AGGREGATE
                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND
---------------------------  ---------------
Michael Bozic.............            $1,550
Edwin J. Garn.............             1,550
Wayne E. Hedien...........             1,550
Dr. Manuel H. Johnson.....             2,300
Michael E. Nugent.........             2,050
John L. Schroeder.........             2,050



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Independent Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered Funds (consisting of 78 portfolios) in the Fund Complex.



                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS



                               TOTAL CASH
                              COMPENSATION
                             FOR SERVICES TO
                                97 MORGAN
                              STANLEY FUNDS
                                AND OTHER
                              FUNDS IN THE
NAME OF INDEPENDENT TRUSTEE   FUND COMPLEX
---------------------------  ---------------
Michael Bozic.............      $150,150
Edwin J. Garn.............       150,150
Wayne E. Hedien...........       150,100
Dr. Manuel H. Johnson.....       219,900
Michael E. Nugent.........       228,362
John L. Schroeder.........       196,650



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 52 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement from the 55 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits accrued to the Independent Trustees from any other funds in the Fund Complex.



               RETIREMENT BENEFITS FROM THE MORGAN STANLEY FUNDS



                                FOR ALL ADOPTING FUNDS
                             ----------------------------
                               ESTIMATED
                               CREDITED                                         ESTIMATED ANNUAL
                                 YEARS        ESTIMATED    RETIREMENT BENEFITS      BENEFITS
                             OF SERVICE AT  PERCENTAGE OF  ACCRUED AS EXPENSES   UPON RETIREMENT
                              RETIREMENT      ELIGIBLE           BY ALL             FROM ALL
NAME OF INDEPENDENT TRUSTEE  (MAXIMUM 10)   COMPENSATION     ADOPTING FUNDS     ADOPTING FUNDS(2)
---------------------------  -------------  -------------  -------------------  -----------------
Michael Bozic.............            10         60.44%          $21,395          $     48,443
Edwin J. Garn.............            10         60.44            33,443                49,121
Wayne E. Hedien...........             9         51.37            44,952                41,437
Dr. Manuel H. Johnson.....            10         60.44            22,022                72,014
Michael E. Nugent.........            10         60.44            38,472                64,157
John L. Schroeder.........             8         50.37            68,342                50,640


------------------------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    As of February 8, 2002, no persons owned 5% or more of the outstanding shares of the Fund.



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER


    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the net assets of the Fund determined as of the close of each business day.


    For the fiscal years ended December 31, 1999, 2000 and 2001, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $433,780, $381,492 and $381,867, respectively.



    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.



    In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, will be paid by the Fund. These expenses include, but are not limited to: charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

C. OTHER SERVICE PROVIDERS

    (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


    Morgan Stanley Trust is the transfer agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


    (2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281 serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

    (3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

    The Transfer Agent also acts as Agent for shareholders in reinvesting their unit investment trust distributions in shares of the Fund.

D. CODES OF ETHICS

    The Fund and the Investment Manager have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


    During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid no such brokerage commissions or concessions.


B. COMMISSIONS


    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.



    During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.


    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.


    The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


    During the fiscal year ended December 31, 2001, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


    During the fiscal year ended December 31, 2001, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 2001, the Fund did not own any securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees, and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed) is provided in the Fund's PROSPECTUS.

B. OFFERING PRICE

    The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

    Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Board of Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Board may determine to approve such recommendation or take other provisions for pricing of the Fund's portfolio securities.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


    The Fund generally will make three basic types of distributions: tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.



    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.


    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

    In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

    All or a portion of any of the Fund's gain from tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter end of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

    Shareholders will be subject to federal income tax on distributions of net short-term capital gains and any ordinary income on the sale of tax-exempt obligations that were purchased at a market discount. Such distributions of short-term capital gains and ordinary income are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

    Since the Fund's income will be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisers as to any other state and local taxes that apply to the dividends and distributions received from the Fund.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any ordinary income and short term capital gains.

    After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.

    PURCHASES AND REDEMPTIONS OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains.


    If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the redemption of such share may, to the extent of such exempt-interest dividends, be disallowed. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    If a shareholder realizes a loss on the redemption of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


    OTHER CONSIDERATIONS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.


X. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature.

    Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined as described below; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the maximum offering price per share on the last day of the period (reduced by any undeclared earned income per share that is expected to be declared shortly after the end of the period) multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield.


    To determine interest income from debt obligations, a yield-to-maturity, expressed as a percentage, is determined for obligations held at the beginning of the period, based on the current market value of the security plus accrued interest, generally as of the end of the month preceding the 30-day period, or, for obligations purchased during the period, based on the cost of the security (including accrued interest). The yield-to-maturity is multiplied by the market value (plus accrued interest) for each security and the result is divided by 360 and multiplied by 30 days or the number of days the security was held during the period, if less. Modifications are made for determining yield-to-maturity on certain tax-exempt securities. For the 30-day period ended December 31, 2001, the Fund's yield, calculated pursuant to the formula described above was 3.86%.



    The Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The Fund's tax-equivalent yield, based upon a Federal personal income tax bracket of 39.1% (the highest current individual marginal tax rate), for the 30-day period ended December 31, 2001 was 6.34% based upon the yield calculated above.



    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total return of the Fund for the fiscal year ended December 31, 2001, and for the five and ten year periods ended December 31, 2001 were 3.52%, 4.82% and 5.71%, respectively.



    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the fiscal year ended December 31, 2001, and for the five and ten year periods ended December 31, 2001 were 3.52%, 26.51% and 74.22%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date and multiplying by $10,000, $50,000 or $100,000. Investments of $10,000, $50,000 and $100,000 in the Fund since inception would have grown to $38,299, $191,495, and $382,990, respectively, at December 31, 2001.



    The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XI. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2001 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

PRINCIPAL
AMOUNT IN                                  COUPON  MATURITY
THOUSANDS                                   RATE     DATE         VALUE

----------------------------------------------------------------------------

           Tax-Exempt Municipal Bonds (93.6%)
           GENERAL OBLIGATION (22.0%)
 $ 5,000   North Slope Borough, Alaska,
            Ser 2000 B (MBIA)............   0.00%  06/30/09   $    3,523,850
   2,000   Los Angeles Unified School
            District, California, 1997
            Ser B (FGIC).................   5.00   07/01/23        1,974,060
   1,000   Florida Board of Education,
            Capital Outlay Refg Ser 1999
            B (MBIA).....................   4.50   06/01/24          883,530
   2,000   Chicago, Illinois, Refg 2001 A
            (MBIA).......................   0.00   01/01/17        1,226,460
   1,000   Chicago Board of Education,
            Illinois, Ser 2001 C (FSA)...   5.50   12/01/18        1,025,300
     825   New York City, New York, 1990
            Ser D........................   6.00   08/01/07          828,548
   2,000   Little Miami Local School
            District, Ohio, Ser 1998
            (FGIC).......................  4.875   12/01/23        1,890,740
   2,000   Pennsylvania, First Ser 1995
            (FGIC).......................   5.50   05/01/12        2,085,100
   1,000   Shelby County, Tennessee, Refg
            1995 Ser A...................  5.625   04/01/12        1,068,200
   2,000   Aldine Independent School
            District, Texas, Bldg & Refg
            Ser 2001 (PSF)...............   5.00   02/15/26        1,895,020
 -------                                                      --------------
  18,825                                                          16,400,808
 -------                                                      --------------
           EDUCATIONAL FACILITIES REVENUE (8.0%)
   2,000   District of Columbia,
            Georgetown University Ser
            1993.........................  5.375   04/01/23        1,956,460
   1,000   University of Idaho, Student
            Fee Ser H (FGIC).............   5.25   04/01/31          979,420
   1,000   Purdue University, Indiana,
            Student Fee Ser Q............   5.75   07/01/15        1,059,940
   2,000   New York State Dormitory
            Authority, State University
            Ser 1989 B...................   0.00   05/15/03        1,929,060
 -------                                                      --------------
   6,000                                                           5,924,880
 -------                                                      --------------
           ELECTRIC REVENUE (8.1%)
   2,000   South Carolina Public Service
            Authority, Santee Cooper
            1997 Refg Ser A (MBIA).......   5.00   01/01/29        1,897,880
   2,000   Seattle, Washington, Light &
            Power Ser 2001 (FSA).........   5.50   03/01/18        2,044,620
   3,000   Washington Public Power Supply
            System, Proj #2 Refg
            Ser 1994 A
            (FGIC).......................   0.00   07/01/09        2,111,220
 -------                                                      --------------
   7,000                                                           6,053,720
 -------                                                      --------------
           HOSPITAL REVENUE (5.2%)
   2,000   New Jersey Health Care
            Facilities Financing
            Authority, St Barnabas Health
            Refg Ser 1998 B (MBIA).......   5.25   07/01/18        2,015,580
   2,000   Greenville Hospital System,
            South Carolina, Ser 2001
            (Ambac)......................   5.00   05/01/31        1,885,540
 -------                                                      --------------
   4,000                                                           3,901,120
 -------                                                      --------------
           INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (5.8%)
     700   Connecticut Development
            Authority, Bridgeport
            Hydraulic Co Refg Ser 1990...   7.25   06/01/20          709,758
   1,000   Michigan Strategic Fund, Ford
            Motor Co Refg Ser 1991 A.....   7.10   02/01/06        1,085,930
   2,500   Ohio Water Development
            Authority, Dayton Power &
            Light Co Collateralized Refg
            1992 Ser A...................   6.40   08/15/27        2,554,850
 -------                                                      --------------
   4,200                                                           4,350,538
 -------                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON  MATURITY
THOUSANDS                                  RATE      DATE         VALUE

----------------------------------------------------------------------------

           MORTGAGE REVENUE - MULTI-FAMILY (2.0%)
 $ 1,415   Michigan Housing Development
            Authority, Rental 1992
            Ser A........................   6.60%  04/01/12   $    1,472,916
                                                              --------------

           MORTGAGE REVENUE - SINGLE FAMILY (1.3%)
     995   Alaska Housing Finance
            Corporation, Governmental
            1995 Ser A (MBIA)............  5.875   12/01/24        1,005,079
                                                              --------------

           PUBLIC FACILITIES REVENUE (1.4%)
   1,000   Jacksonville, Florida, Sales
            Tax Ser 2001 (Ambac).........   5.50   10/01/17        1,037,350
                                                              --------------

           RECREATIONAL FACILITIES REVENUE (3.1%)
   3,650   Metropolitan Football Stadium
            District, Colorado, Sales Tax
            Ser 1999 A (MBIA)............   0.00   01/01/11        2,354,688
                                                              --------------

           TRANSPORTATION FACILITIES REVENUE (16.1%)
   2,000   Lee County, Florida,
            Transportation Ser 1995
            (MBIA).......................   5.75   10/01/22        2,066,920
   2,000   Kansas Department of
            Transportation, Highway Refg
            Ser 1998.....................   5.50   09/01/14        2,149,900
   3,500   Kentucky Turnpike Authority,
            Resource Recovery Road
            1987 Ser A BIGS..............   8.50   07/01/06        4,175,360
   2,000   Puerto Rico Highway &
            Transportation Authority, Ser
            1998 A.......................   4.75   07/01/38        1,802,460
   2,000   Port of Seattle, Washington,
            Ser 2001 A (FGIC)............   5.00   04/01/31        1,877,280
 -------                                                      --------------
  11,500                                                          12,071,920
 -------                                                      --------------
           WATER & SEWER REVENUE (17.6%)
   2,000   San Francisco Public Utilities
            Commission, California, Water
            1996 Ser A...................   5.00   11/01/21        1,955,560
   2,000   Fulton County, Georgia,
            Water & Sewerage Ser 1998
            (FGIC).......................   4.75   01/01/28        1,827,300
   1,000   Winston-Salem, North Carolina,
            Water & Sewer Refg
            Ser 2001.....................   5.00   06/01/19          991,920
   1,000   Columbus, Ohio, Sewerage Refg
            Ser 1992.....................   6.25   06/01/08        1,036,690
           Metropolitan Gov't of Nashville & Davidson
            County, Tennessee,
   2,000   Refg 1986.....................   5.50   01/01/16        2,006,360
   2,000   Refg Ser 1998 A (FGIC)........   4.75   01/01/22        1,863,020
   2,100   Austin, Texas, Water &
            Wastewater Refg Ser 2001 A
            (FSA)........................   5.75   05/15/17        2,205,336
   1,300   Wichita Falls, Texas, Water &
            Sewer Ser 2001 (Ambac).......  5.375   08/01/24        1,299,766
 -------                                                      --------------
  13,400                                                          13,185,952
 -------                                                      --------------
           REFUNDED (3.0%)
   2,000   Massachusetts, 2000 Ser B.....   6.00   06/01/10+       2,237,600
                                                              --------------
           Total Tax-Exempt Municipal Bonds
            (COST $67,787,147)..............................      69,996,571
  73,985
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON  MATURITY
THOUSANDS                                  RATE      DATE         VALUE

----------------------------------------------------------------------------

           Short Term Tax-Exempt Municipal
           Obligations (5.1%)
 $ 3,000   Massachusetts Health &
            Educational Facilities
            Authority, Capital Assets Ser
            D & E (MBIA) (Demand
            01/02/02)....................   1.90%* 01/01/35   $    3,000,000
     400   Missouri Health & Educational
            Facilities Authority,
            Washington University Ser
            1996 D (Demand 01/02/02).....   1.90*  09/01/30          400,000
     100   Cuyahoga County, Ohio,
            University Hospital of
            Cleveland Ser 1985 (Demand
            01/02/02)....................   1.90*  01/01/26          100,000
     300   Lincoln County, Wyoming, Exxon
            Corp Ser 1984 C
            (Demand 01/02/02)............   1.80*  11/01/14          300,000
                                                              --------------
   3,800   Total Short Term Tax-Exempt Municipal Obligations
            (COST $3,800,000)...............................       3,800,000
                                                              --------------

         Total Investments
$77,785   (COST $71,587,147)(a)........       98.7%         73,796,571

         Other Assets In Excess Of
          Liabilities..................        1.3             976,216
                                             -----      --------------
         Net Assets....................      100.0%     $   74,772,787
                                             =====      ==============

---------------------

   BIGS BOND INCOME GROWTH SECURITY.
   PSF  TEXAS PERMANENT SCHOOL FUND GUARANTEE PROGRAM.
    *   CURRENT COUPON OF VARIABLE RATE DEMAND OBLIGATION.
    +   PREREFUNDED TO CALL DATE SHOWN.
   (A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES.
        THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,659,094 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $449,670, RESULTING IN NET UNREALIZED APPRECIATION OF $2,209,424.

BOND INSURANCE:
Ambac  Ambac Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets

Alaska...................     6.1%
California...............     5.3
Colorado.................     3.1
Connecticut..............     0.9
District of Columbia.....     2.6
Florida..................     5.3
Georgia..................     2.4
Idaho....................     1.3
Illinios.................     3.0
Indiana..................     1.4
Kansas...................     2.9%
Kentucky.................     5.6
Massachusetts............     7.0
Michigan.................     3.4
Missouri.................     0.5
New Jersey...............     2.7
New York.................     3.7
North Carolina...........     1.4
Ohio.....................     7.5
Pennsylvania.............     2.8
Puerto Rico..............     2.4%
South Carolina...........     5.1
Tennessee................     6.6
Texas....................     7.2
Washington...............     8.1
Wyoming..................     0.4
                           ------

Total....................    98.7%
                           ======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
DECEMBER 31, 2001

Assets:
Investments in securities, at value (cost
 $71,587,147).....................................  $73,796,571
Cash..............................................      95,779
Interest receivable...............................   1,073,085
Prepaid expenses and other assets.................       6,708
                                                    ----------
    Total Assets..................................  74,972,143
                                                    ----------
Liabilities:
Payable for:
  Dividends and distributions to shareholders.....      60,266
  Shares of beneficial interest repurchased.......      56,106
  Investment management fee.......................      31,673
Accrued expenses..................................      51,311
                                                    ----------
    Total Liabilities.............................     199,356
                                                    ----------
    Net Assets....................................  $74,772,787
                                                    ==========
Composition of Net Assets:
Paid-in-capital...................................  $72,266,641
Net unrealized appreciation.......................   2,209,424
Accumulated undistributed net investment income...      65,895
Accumulated undistributed net realized gain.......     230,827
                                                    ----------
    Net Assets....................................  $74,772,787
                                                    ==========
Net Asset Value Per Share,
    6,337,207 shares outstanding
     (UNLIMITED SHARES AUTHORIZED OF $.01 PAR
     VALUE).......................................  $    11.80
                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
Financial Statements CONTINUED

Statement of Operations
FOR THE YEAR ENDED DECEMBER 31, 2001

Net Investment Income:
Interest Income...................................  $4,110,656
                                                    ----------
Expenses
Investment management fee.........................     381,867
Transfer agent fees and expenses..................     165,648
Shareholder reports and notices...................      51,698
Professional fees.................................      48,670
Registration fees.................................      23,033
Trustees' fees and expenses.......................      11,566
Custodian fees....................................       4,543
Other.............................................       8,971
                                                    ----------
    Total Expenses................................     695,996

Less: expense offset..............................      (4,540)
                                                    ----------
    Net Expenses..................................     691,456
                                                    ----------
    Net Investment Income.........................   3,419,200
                                                    ----------
Net Realized and Unrealized Gain (Loss):
Net realized gain.................................     771,303
Net change in unrealized appreciation.............  (1,525,634)
                                                    ----------
    Net Loss......................................    (754,331)
                                                    ----------
Net Increase......................................  $2,664,869
                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
Financial Statements CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR       FOR THE YEAR
                                                ENDED              ENDED
                                          DECEMBER 31, 2001  DECEMBER 31, 2000
                                          -----------------  -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................     $ 3,419,200        $ 3,598,488
Net realized gain.......................         771,303            112,137
Net change in unrealized
 appreciation/depreciation..............      (1,525,634)         4,867,741
                                             -----------        -----------

    Net Increase........................       2,664,869          8,578,366
                                             -----------        -----------

Dividends and Distributions to
 Shareholders from:
Net investment income...................      (3,420,929)        (3,578,942)
Net realized gain*......................        (550,789)           (39,786)
                                             -----------        -----------
    Total Dividends and Distributions...      (3,971,718)        (3,618,728)
                                             -----------        -----------

Net decrease from transactions in shares
 of beneficial interest.................      (1,640,397)        (5,282,224)
                                             -----------        -----------

    Net Decrease........................      (2,947,246)          (322,586)
Net Assets:
Beginning of period.....................      77,720,033         78,042,619
                                             -----------        -----------
End of Period (Including undistributed
 net investment income of $65,895 and
 $19,546, respectively).................     $74,772,787        $77,720,033
                                             ===========        ===========
---------------------
* INCLUDES SHORT-TERM GAINS OF:              $    94,201        $        --
                                             ===========        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001

1. Organization and Accounting Policies
Morgan Stanley Select Municipal Reinvestment Fund (the "Fund"), formerly Morgan Stanley Dean Witter Select Municipal Reinvestment Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is offered exclusively to the holders of certain unit investment trusts as an investment option for reinvesting distributions received on units of their trusts. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on June 1, 1983 and commenced operations on September 22, 1983.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes

Morgan Stanley Select Municipal Reinvestment Fund
Notes to Financial Statements / / December 31, 2001 CONTINUED

are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the daily net assets of the Fund determined as of the close of each business day.

3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2001 aggregated $17,825,554 and $22,521,233, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Fund's transfer agent. At December 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $5,400.

4. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                     FOR THE YEAR              FOR THE YEAR
                                         ENDED                    ENDED
                                   DECEMBER 31, 2001        DECEMBER 31, 2000
                                -----------------------  ------------------------
                                 SHARES       AMOUNT       SHARES       AMOUNT
                                ---------  ------------  ----------  ------------
Sold..........................    556,970  $  6,712,952   1,085,717  $ 12,485,563
Reinvestment of dividends and
 distributions................    304,979     3,655,718     290,853     3,344,818
                                ---------  ------------  ----------  ------------
                                  861,949    10,368,670   1,376,570    15,830,381
Repurchased...................   (996,261)  (12,009,067) (1,840,386)  (21,112,605)
                                ---------  ------------  ----------  ------------
Net decrease..................   (134,312) $ (1,640,397)   (463,816) $ (5,282,224)
                                =========  ============  ==========  ============

5. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

6. Feceral Income Tax Status
As of December 31, 2001, the Fund had temporary book/tax differences attributable to book amortization of discounts on debt securities and permanent book/tax differences attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated undistributed net realized gain was credited $10,313.

7. Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

Morgan Stanley Select Municipal Reinvestment Fund
Notes to Financial Statements / / December 31, 2001 CONTINUED

At December 31, 2001, the Fund held no positions in residual interest bonds.

8. Change in Accounting Policy
Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $58,391 increase in the cost of securities and a corresponding $58,391 increase to undistributed net investment income based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $17,817; decrease unrealized appreciation by $7,504; and decrease net realized gains by $10,313. The statement of changes in net assets and the financial highlights for the prior periods have not been restated to reflect this change.

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                   FOR THE YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------
                              2001             2000             1999             1998             1997
                           -----------      -----------      -----------      -----------      -----------
Selected Per Share Data:
Net asset value,
 beginning of period.....    $ 12.01          $ 11.25          $ 12.27          $ 12.47          $ 12.14
                             -------          -------          -------          -------          -------
Income (loss) from
 investment operations:
  Net investment
   income................       0.54             0.54             0.53             0.56             0.58
  Net realized and
   unrealized gain
   (loss)................      (0.12)            0.77            (1.02)            0.10             0.35
                             -------          -------          -------          -------          -------
Total income (loss) from
 investment operations...       0.42             1.31            (0.49)            0.66             0.93
                             -------          -------          -------          -------          -------
Less dividends and
 distributions from:
  Net investment
   income................      (0.54)           (0.54)           (0.53)           (0.56)           (0.58)
  Net realized gain......      (0.09)           (0.01)           -                (0.30)           (0.02)
                             -------          -------          -------          -------          -------
Total dividends and
 distributions...........      (0.63)           (0.55)           (0.53)           (0.86)           (0.60)
                             -------          -------          -------          -------          -------

Net asset value, end of
 period..................    $ 11.80          $ 12.01          $ 11.25          $ 12.27          $ 12.47
                             =======          =======          =======          =======          =======
Total Return+............       3.52%           11.92%           (4.07)%           5.46%            7.94%
Ratios to Average Net
 Assets:
Expenses (before expense
 offset).................       0.92%(1)         0.93%(1)         0.95%            0.91%(1)         0.95%(1)
Net investment income....       4.48%(2)         4.72%            4.49%            4.51%            4.78%
Supplemental Data:
Net assets, end of
 period, in thousands....    $74,773          $77,720          $78,043          $94,478          $94,255
Portfolio turnover
 rate....................         25%              12%               5%              31%               8%

---------------------

 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.
(2) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.03%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Select Municipal Reinvestment Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Select Municipal Reinvestment Fund (the "Fund"), formerly Morgan Stanley Dean Witter Select Municipal Reinvestment Fund, including the portfolio of investments, as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Select Municipal Reinvestment Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 8, 2002

                      2001 Federal Tax Notice (unaudited)

       During the year ended December 31, 2001 the Fund paid to its shareholders $0.54 per share from tax-exempt income.

       For the year ended December 31, 2001 the Fund paid to shareholders $0.07 per share from long-term capital gains.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                             MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
     Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             MUNICIPAL NOTE RATINGS

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                        VARIABLE RATE DEMAND OBLIGATIONS

    A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                             MUNICIPAL BOND RATINGS

    A Standard & Poor's municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA  Debt rated "AAA" has the highest rating assigned by Standard
     & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating.

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.
     "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

     The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                             MUNICIPAL NOTE RATINGS

    Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

    SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

    SP-2 denotes a satisfactory capacity to pay principal and interest.

    SP-3 denotes a speculative capacity to pay principal and interest.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commerical paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

    A-1 indicates that the degree of safety regarding timely payments is very strong.

    A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

    A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                             MUNICIPAL BOND RATINGS

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

    Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                 Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or      Plus and minus signs are used with a rating symbol to
Minus (-)        indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in
                 the"AAA" category.

NR               Indicates that Fitch does not rate the specific issue.

Conditional      A conditional rating is premised on the successful
                 completion of a project or the occurrence of a specific
                 event.

Suspended        A rating is suspended when Fitch deems the amount of
                 information available from the issuer to be inadequate for rating purposes.

Withdrawn        A rating will be withdrawn when an issue matures or is
                 called or refinanced and, at Fitch's discretion, when an
                 issuer fails to furnish proper and timely information.

FitchAlert       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
                 "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving,"where ratings may be
                 raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

    SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and finan-cial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD          Bonds are in default on interest and/or principal payments.
DD and D     Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents
             the lowest potential for recovery.

Plus(+) or   Plus and minus signs are used with a rating symbol to
Minus(-)     indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the
             "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND

                            PART C OTHER INFORMATION

ITEM 23.       EXHIBITS

1(a). Declaration of Trust of the Registrant, dated June 1, 1983, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996.

1 (b). Amendment, dated August 8, 1983, to the Declaration of Trust of the Registrant, is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996.

1 (c). Amendment, dated May 18, 1984, to the Declaration of Trust of the Registrant, is incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996.

1 (d). Amendment, dated April 22, 1985, to the Declaration of Trust of the Registrant, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996.

1 (e).         Amendment, dated February 19, 1993, to the Declaration of
               Trust of the Registrant, is incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996.

1 (f). Amendment, dated June 22, 1998, to the Declaration of Trust of the Registrant, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 25, 1999.

1 (g). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, filed herein

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on February 23, 2000.

3.             Not Applicable.

4. Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 4 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 25, 1999.

5.             Not Applicable.

6.             Not Applicable.

7 (a). Custody Agreement between The Bank of New York and the Registrant, dated September 20, 1991, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996.

7 (b). Amendment to the Custody Agreement, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on March 13, 1997.

7 (c). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, filed herein.

7 (d). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, filed herein.

8 (a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 26, 2001.

8 (b). Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 26, 1999.

9. Opinion of Sheldon Curtis, Esq., dated August 18, 1983, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 23, 2000.

10.            Consent of Independent Auditors, filed herein.

11.            Not Applicable.

12.            Not Applicable.

13.            Not Applicable.

14.            Not Applicable.

15.            Not applicable

16 (a). Code of Ethics of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, is incorporated by reference to Exhibit 16(a) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 26, 2001.

16 (b). Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to Exhibit 16(b) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 26, 2001..

Other Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on February 22, 1995, Exhibit (Other) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on February 24, 1998 and Exhibit (Other) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 26, 2001.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
          None

ITEM 25.  INDEMNIFICATION.

          Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

          PURSUANT TO SECTION 5.2 OF THE REGISTRANT'S DECLARATION OF TRUST AND PARAGRAPH 8 OF THE REGISTRANT'S INVESTMENT MANAGEMENT AGREEMENT, NEITHER THE INVESTMENT MANAGER NOR ANY TRUSTEE, OFFICER, EMPLOYEE OR AGENT OF THE REGISTRANT SHALL BE LIABLE FOR ANY ACTION OR FAILURE TO ACT, EXCEPT IN THE CASE OF BAD FAITH, WILLFUL MISFEASANCE, GROSS NEGLIGENCE OR RECKLESS DISREGARD OF DUTIES TO THE REGISTRANT.

          INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 (THE "ACT") MAY BE PERMITTED TO TRUSTEES, OFFICERS AND CONTROLLING PERSONS OF THE REGISTRANT PURSUANT TO THE FOREGOING PROVISIONS OR OTHERWISE, THE REGISTRANT HAS BEEN ADVISED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS, THEREFORE, UNENFORCEABLE. IN THE EVENT THAT A CLAIM FOR INDEMNIFICATION AGAINST SUCH LIABILITIES (OTHER THAN THE PAYMENT BY THE REGISTRANT OF EXPENSES INCURRED OR PAID BY A TRUSTEE, OFFICER, OR CONTROLLING PERSON OF THE REGISTRANT IN CONNECTION WITH THE SUCCESSFUL DEFENSE OF ANY ACTION, SUIT OR PROCEEDING) IS ASSERTED AGAINST THE REGISTRANT BY SUCH TRUSTEE, OFFICER OR CONTROLLING PERSON IN CONNECTION WITH THE SHARES BEING REGISTERED, THE REGISTRANT WILL, UNLESS IN THE OPINION OF ITS COUNSEL THE MATTER HAS BEEN SETTLED BY CONTROLLING PRECEDENT, SUBMIT TO A COURT OF APPROPRIATE JURISDICTION THE QUESTION WHETHER SUCH INDEMNIFICATION BY IT IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT, AND WILL BE GOVERNED BY THE FINAL ADJUDICATION OF SUCH ISSUE.

          The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

          THE REGISTRANT, IN CONJUNCTION WITH THE INVESTMENT MANAGER, THE REGISTRANT'S TRUSTEES, AND OTHER REGISTERED INVESTMENT MANAGEMENT COMPANIES MANAGED BY THE INVESTMENT MANAGER, MAINTAINS INSURANCE ON BEHALF OF ANY PERSON WHO IS OR WAS A TRUSTEE, OFFICER, EMPLOYEE, OR AGENT OF THE REGISTRANT, OR WHO IS OR WAS SERVING AT THE REQUEST OF THE REGISTRANT AS A TRUSTEE, DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF ANOTHER TRUST OR CORPORATION, AGAINST ANY LIABILITY ASSERTED AGAINST HIM AND INCURRED BY HIM OR ARISING OUT OF HIS POSITION. HOWEVER, IN NO EVENT WILL REGISTRANT MAINTAIN INSURANCE TO INDEMNIFY ANY SUCH PERSON FOR ANY ACT FOR WHICH THE REGISTRANT ITSELF IS NOT PERMITTED TO INDEMNIFY HIM.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

          See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

          THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY FUNDS
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")

c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")

MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

                                        OTHER SUBSTANTIAL BUSINESS, PROFESSION,
                                        VOCATION OR EMPLOYMENT, INCLUDING NAME,
NAME AND POSITION WITH                  PRINCIPAL ADDRESS AND NATURE OF
MORGAN STANLEY INVESTMENT ADVISORS      CONNECTION
----------------------------------      ----------------------------------------
Mitchell M. Merin                       President and Chief Operating Officer of
President, Chief Executive Officer      Morgan Stanley Investment Management;
and Director                            Chairman, Chief Executive
                                        Officer and Director of Morgan Stanley
                                        Distributors and Morgan Stanley Trust;
                                        President, Chief Executive Officer and
                                        Director of Morgan Stanley Services;
                                        President of the Morgan Stanley
                                        Funds; Executive Vice President and
                                        Director of Morgan Stanley DW;
                                        Director of Morgan Stanley
                                        Investment Management Inc.; Member
                                        of the Executive Committee of Morgan
                                        Stanley Investments LP; Director of
                                        various Morgan Stanley subsidiaries;
                                        Trustee of various Van Kampen
                                        investment companies.

Barry Fink                              Managing Director and General Counsel of
Managing Director,                      Morgan Stanley Investment Management;
Secretary and Director                  Managing Director, Secretary, General
                                        Counsel and Director of Morgan Stanley
                                        Services; Vice President and Secretary
                                        of Morgan Stanley Distributors; Vice
                                        President, Secretary and General Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                     Managing Director and General Counsel of
Managing Director and                   Morgan Stanley Services; Vice President
General Counsel                         and Assistant Secretary of the Morgan
                                        Stanley Funds.

Joseph J. McAlinden                     Chief Investment Officer and Managing
Managing Director and                   Director of Morgan Stanley Investment
Chief Investment Officer                Management Inc.; Chief Investment
                                        Officer and Managing Director of Morgan
                                        Stanley Investments LP; Director of
                                        Morgan Stanley Trust.

Barton M. Biggs                         Chairman, Senior Advisor, Managing
Managing Director                       Director and Director of Morgan Stanley
And Senior Advisor                      Investment Management Inc. and Managing
                                        Director of Morgan Stanley Investments
                                        LP.

                                        OTHER SUBSTANTIAL BUSINESS, PROFESSION,
                                        VOCATION OR EMPLOYMENT, INCLUDING NAME,
NAME AND POSITION WITH                  PRINCIPAL ADDRESS AND NATURE OF
MORGAN STANLEY INVESTMENT ADVISORS      CONNECTION
----------------------------------      ----------------------------------------
Thomas L. Bennett                       Managing Director and Director of Morgan
Managing Director                       Stanley Investment Management Inc.;
                                        Director of the Universal Institutional
                                        Funds; Managing Director and Executive
                                        Committee member of Morgan Stanley
                                        Investments LP; Chairman of Morgan
                                        Stanley Institutional Fund Trust;
                                        Director of Morgan Stanley Distribution,
                                        Inc.

Ronald E. Robison                       Managing Director, Chief Administrative
Managing Director,                      Officer and Director of Morgan Stanley
Chief Administrative Officer and        Services and Chief Executive Officer and
Director                                Director of Morgan Stanley Trust.

Dominic P. Caldecott                    Managing Director of Morgan Stanley
Managing Director                       Investment Management Inc., Morgan
                                        Stanley Investments LP and Morgan
                                        Stanley Dean Witter Investment
                                        Management Ltd.; Vice President and
                                        Investment Manager of Morgan Stanley &
                                        Co. International.

Rajesh K. Gupta                         Managing Director and Chief
Managing Director and                   Administrative Officer- Investments of
Chief Administrative Officer-           Morgan Stanley Investment Management
Investments                             Inc. and Morgan Stanley Investments LP.

Robert S. Giambrone                     Executive Director of Morgan Stanley
Executive Director                      Services, Morgan Stanley Distributors
                                        and Morgan Stanley Trust; Director of
                                        Morgan Stanley Trust.

John B. Kemp, III                       President of Morgan Stanley
Executive Director                      Distributors.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Institutional Money Trust
(4)      Active Assets Money Trust
(5)      Active Assets Premier Money Trust
(6)      Active Assets Tax-Free Trust
(7)      Morgan Stanley 21st Century Trend Fund
(8)      Morgan Stanley Aggressive Equity Fund
(9)      Morgan Stanley All Star Growth Fund
(10)     Morgan Stanley American Opportunities Fund
(11)     Morgan Stanley Balanced Growth Fund
(12)     Morgan Stanley Balanced Income Fund
(13)     Morgan Stanley California Tax-Free Daily Income Trust
(14)     Morgan Stanley California Tax-Free Income Fund
(15)     Morgan Stanley Capital Growth Securities
(16)     Morgan Stanley Capital Opportunities Trust
(17)     Morgan Stanley Competitive Edge Fund, "BEST IDEAS PORTFOLIO"

(18)     Morgan Stanley Convertible Securities Trust
(19)     Morgan Stanley Developing Growth Securities Trust
(20)     Morgan Stanley Diversified Income Trust
(21)     Morgan Stanley Dividend Growth Securities Inc.
(22)     Morgan Stanley Equity Fund
(23)     Morgan Stanley European Growth Fund Inc.
(24)     Morgan Stanley Federal Securities Trust
(25)     Morgan Stanley Financial Services Trust
(26)     Morgan Stanley Fund of Funds
(27)     Morgan Stanley Global Dividend Growth Securities
(28)     Morgan Stanley Global Utilities Fund
(29)     Morgan Stanley Growth Fund
(30)     Morgan Stanley Hawaii Municipal Trust
(31)     Morgan Stanley Health Sciences Trust
(32)     Morgan Stanley High Yield Securities Inc.
(33)     Morgan Stanley Income Builder Fund
(34)     Morgan Stanley Information Fund
(35)     Morgan Stanley Intermediate Income Securities
(36)     Morgan Stanley International Fund
(37)     Morgan Stanley International SmallCap Fund
(38)     Morgan Stanley International Value Equity Fund
(39)     Morgan Stanley Japan Fund
(40)     Morgan Stanley KLD Social Index Fund
(41)     Morgan Stanley Latin American Growth Fund
(42)     Morgan Stanley Limited Duration Fund
(43)     Morgan Stanley Limited Term Municipal Trust
(44)     Morgan Stanley Liquid Asset Fund Inc.
(45)     Morgan Stanley Market Leader Trust
(46)     Morgan Stanley Mid-Cap Value Fund
(47)     Morgan Stanley Multi-State Municipal Series Trust
(48)     Morgan Stanley Nasdaq-100 Index Fund
(49)     Morgan Stanley Natural Resource Development Securities Inc.
(50)     Morgan Stanley New Discoveries Fund
(51)     Morgan Stanley New York Municipal Money Market Trust
(52)     Morgan Stanley New York Tax-Free Income Fund
(53)     Morgan Stanley Next Generation Trust
(54)     Morgan Stanley North American Government Income Trust
(55)     Morgan Stanley Pacific Growth Fund Inc.
(56)     Morgan Stanley Prime Income Trust
(57)     Morgan Stanley Real Estate Fund
(58)     Morgan Stanley S&P 500 Index Fund
(59)     Morgan Stanley S&P 500 Select Fund
(60)     Morgan Stanley Short-Term U.S. Treasury Trust
(61)     Morgan Stanley Small Cap Growth Fund
(62)     Morgan Stanley Special Value Fund
(63)     Morgan Stanley Strategist Fund
(64)     Morgan Stanley Tax-Exempt Securities Trust
(65)     Morgan Stanley Tax-Free Daily Income Trust
(66)     Morgan Stanley Tax-Managed Growth Fund
(67)     Morgan Stanley Technology Fund
(68)     Morgan Stanley Total Market Index Fund
(69)     Morgan Stanley Total Return Trust

(70)     Morgan Stanley U.S. Government Money Market Trust
(71)     Morgan Stanley U.S. Government Securities Trust
(72)     Morgan Stanley Utilities Fund
(73)     Morgan Stanley Value-Added Market Series
(74)     Morgan Stanley Value Fund
(75)     Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                     POSITIONS AND OFFICE WITH MORGAN STANLEY  DISTRIBUTORS
James F. Higgins         Director

Philip J. Purcell        Director

John Schaeffer           Director

Charles Vadala           Senior Vice President and Financial Principal.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29.  MANAGEMENT SERVICES

          Registrant is not a party to any such management-related service contract.

ITEM 30.  UNDERTAKINGS

          Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of February, 2002.

                                        MORGAN STANLEY SELECT MUNICIPAL
                                        REINVESTMENT FUND


                                        By /s/  Barry Fink
                                           --------------------
                                                Barry Fink
                                                Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURES                                  TITLE            DATE

(1) Principal Executive Officer         Chief Executive Officer,
                                        Trustee and Chairman
By  /s/  Charles A. Fiumefreddo                                        2/26/02
    ---------------------------
         Charles A. Fiumefreddo

(2) Principal Financial Officer         Treasurer and Principal
                                        Accounting Officer

By  /s/  Thomas F. Caloia                                              2/26/02
    -----------------------
         Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By  /s/  Barry Fink                                                    2/26/02
   ---------------------------------
         Barry Fink
         Attorney-in-Fact


     Michael Bozic         Manuel H. Johnson
     Edwin J. Garn         Michael E. Nugent
     Wayne E. Hedien       John L. Schroeder

By  /s/  David M. Butowsky                                             2/26/02
    -----------------------
         David M. Butowsky
         Attorney-in-Fact

                MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND

                                  EXHIBIT INDEX

1 (g). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001

7 (c).    Amendment dated June 15, 2001 to the Custody Agreement of the
          Registrant

7 (d). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001

10.       Consent of Independent Auditors